Other Exhibit





                        POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints Edmund P. Bergan, Jr. and Emilie D.

Wrapp, and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such

person's behalf any Registration Statement on Form N-1A, and any amendments thereto, of Alliance Municipal Trust and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/  John D. Carifa
                                  ___________________
                                       John D. Carifa


Dated:  October 29, 1997

                                                    Other Exhibit



                        POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Municipal

Trust and filing the same, with exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/  Sam Y. Cross
                                  _________________
                                       Sam Y. Cross


Dated:  October 29, 1997







00250185.AI7

                                                    Other Exhibit



                        POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Municipal

Trust and filing the same, with exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/  Charles H.P. Duell
                                  _______________________
                                       Charles H.P. Duell


Dated:  October 29, 1997







00250185.AI7

                                                    Other Exhibit



                        POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Municipal

Trust and filing the same, with exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/  William H. Foulk, Jr.
                                  __________________________
                                       William H. Foulk, Jr.

Dated:  October 29, 1997








00250185.AI7

                                                    Other Exhibit



                        POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Municipal

Trust and filing the same, with exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.





                                  /s/  Donald J. Robinson
                                  _______________________
                                       Donald J. Robinson


Dated:  October 29, 1997





00250185.AI7

                                                    Other Exhibit



                        POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Municipal

Trust and filing the same, with exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                             /s/  David K. Storrs
                             ____________________
                                  David K. Storrs


Dated:  October 29, 1997







00250185.AI7

                                                    Other Exhibit



                        POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Municipal

Trust and filing the same, with exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/  Shelby White
                                  _________________
                                       Shelby White


Dated:  October 29, 1997







00250185.AI7

                                                    Other Exhibit



                        POWER OF ATTORNEY



    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, Edmund P. Bergan, Jr.

and Emilie D. Wrapp, and each of them, to act severally as

attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned, solely for the purpose of signing on such person's behalf any Registration Statement on

Form N-1A, and any amendments thereto, of Alliance Municipal

Trust and filing the same, with exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.





                                  /s/  Dave H. Williams
                                  _____________________
                                       Dave H. Williams


Dated:  October 29, 1997





00250185.AI7